EXHIBIT 4.12.16

EXECUTION VERSION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

REGISTRATION RIGHTS AGREEMENT JOINDER

With respect to the Registration Rights Agreement dated as of September 28, 2012, among Reynolds Group Issuer LLC, a limited liability company organized under the laws of the State of Delaware (the “US Issuer I”), Reynolds Group Issuer Inc., a corporation organized under the laws of the State of Delaware (the “US Issuer II” and, together with the US Issuer I, the “US Issuers”) and Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (public limited liability company) incorporated under the laws of Luxembourg (the “Lux Issuer” and, together with the US Issuers, the “Issuers”), the Guarantors listed on the signature page thereto, and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein) (such agreement, the “Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the signatories hereto assumes all of the rights and obligations as Guarantors under the Registration Rights Agreement, in each case, as of the date hereof and as though it had entered into the Registration Rights Agreement on September 28, 2012. The obligations assumed by the Guarantors under this Joinder shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Registration Rights Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have signed this joinder to the Registration Rights Agreement this 7th day of November, 2012.

Australia

Signed, sealed and delivered by CINDI LEFARI as attorney for WHAKATANE MILL AUSTRALIA PTY LIMITED (ACN 143793659) by the party’s attorney pursuant to power of attorney dated 3 September 2012 who states that no notice of revocation of the power of attorney has been received in the presence of:	) ) ) ) ) ) )

/s/ Karen Mower		/s/ Cindi Lefari
Witness		Attorney

Karen Mower		Cindi Lefari
Name of Witness		Name of Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Austria

SIG AUSTRIA HOLDING GMBH

By:
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GMBH & CO. KG REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Brazil

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.

By
/s/ Sergio Henrique Nascimento
	Name:	Sergio Henrique Nascimento
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.

By
/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.

By
/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	General Director

By
/s/ Rodgrigo D. Salamão
	Name:	Rodgrigo D. Salamão
	Title:	Director of Finance

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

British Virgin Islands

CSI LATIN AMERICAN HOLDINGS CORPORATION

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Canada

EVERGREEN PACKAGING CANADA LIMITED

By
/s/ Thomas J. Degnan
	Name:	Thomas J. Degnan
	Title:	Authorized Signatory

By
/s/ Allen P. Hugli
	Name:	Allen P. Hugli
	Title:	Authorized Signatory

PACTIV CANADA INC.

By
/s/ Thomas J. Degnan
	Name:	Thomas J. Degnan
	Title:	Authorized Signatory

By
/s/ Allen P. Hugli
	Name:	Allen P. Hugli
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Costa Rica

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney-in-Fact

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Channel Islands

SIG ASSET HOLDINGS LTD.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Germany

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Germany

SIG BEVERAGES GERMANY GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Germany

SIG EURO HOLDING AG & CO. KGAA

towards all parties to this Agreement other than SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG), acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG)

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

towards SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG), acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
	Name:	Rolf Stangl
	Title:	Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Germany

SIG BETEILIGUNGS GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Hong Kong

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

SIG COMBIBLOC LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Hungary

CSI HUNGARY KFT.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Japan

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of USD 20,000

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Mexico

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Mexico

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M.Mower
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Mexico

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

EVERGREEN PACKAGING INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

New Zealand

WHAKATANE MILL LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

and witnessed by

/s/ Jennie Blizard
	Name:	Jennie Blizzard

Address:	Sydney, Australia

Occupation:	Lawyer

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Switzerland

SIG ALLCAP AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GROUP AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Switzerland

SIG TECHNOLOGY AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

Thailand

SIG COMBIBLOC LTD.

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

United Kingdom

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

IVEX HOLDINGS, LTD.

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

KAMA EUROPE LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

OMNI-PAC U.K. LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]

United Kingdom

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

SIG COMBIBLOC LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

THE BALDWIN GROUP LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT]